Apple Hospitality REIT Acquires Portfolio of Three Hotels

RICHMOND, Va. (November 18, 2021) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced the acquisition of a portfolio of three hotels for a total purchase price of $126 million. As previously announced, the portfolio consists of the existing 157-room Hilton Garden Inn Fort Worth Medical Center in Fort Worth, Texas, for a total purchase price of $29.5 million, or approximately $188,000 per key; the existing and recently renovated 112-room Homewood Suites by Hilton Fort Worth Medical Center in Fort Worth, Texas, for a total purchase price of $21.5 million, or approximately $192,000 per key; and the existing 243-room Hampton Inn & Suites by Hilton Portland Pearl District in Portland, Oregon, for a total purchase price of $75 million, or approximately $309,000 per key.

“These off-market transactions highlight the strength of our relationships with best-in-class hotel owner-operators and our ability to drive value in a highly competitive marketplace through attractive acquisitions,” said Nelson Knight, President, Real Estate and Investments of Apple Hospitality. “We are pleased to increase our presence in the dynamic Fort Worth, Texas market and expand into Portland, Oregon, with these high-quality, attractively-priced, well-positioned assets that align with our core ownership strategy. While the recovery of travel has been swift in Fort Worth, the pace has been slower in Portland, which provided us the unique opportunity to enter Portland, a market we believe will be strong over the long term, below replacement value and at a significant discount to recent comparable trades in market. Maximizing long-term value for our shareholders continues to be our top priority, and we are actively exploring additional opportunities, like these, that optimize our portfolio in ways that will elevate our future performance.”

The Hilton Garden Inn Fort Worth Medical Center opened in April 2012 and is located at 912 Northton Street, Fort Worth, Texas, and the Homewood Suites Fort Worth Medical Center opened in June 2013 and is located at 2200 Charlie Lane, Fort Worth, Texas. The hotels are adjacent to one another and benefit from a variety of operational synergies and demand generators, including health care, aerospace and defense, manufacturing, education, and business and leisure travel. According to data provided by STR, the Fort Worth CBD/I-820 West, Texas submarket is recovering quickly from pandemic-related declines, with revenue per available room (“RevPAR”) for the third quarter of 2021 down only 3% as compared to the same period of 2019. The hotels are convenient to Fort Worth’s major hospitals, Texas Christian University, Will Rogers Memorial Center, Dickies Arena, numerous corporate offices, and a variety of guest amenities including restaurants, shops, museums and entertainment venues.

The Hampton Inn & Suites Portland Pearl District opened in September 2017 and is ideally located at 354 Northwest 9th Avenue, Portland, Oregon, in the vibrant Pearl District neighborhood near Washington Park, Forest Park and Portland State University and within walking distance to a variety of restaurants, art galleries, shops and outdoor spaces. Portland is home to a variety of business demand generators, including technology, consumer goods, trade, health care, education, financial services and manufacturing, and the hotel’s location also makes it an attractive destination for leisure travel. For the third quarter of 2021, the Hampton Inn & Suites Portland Pearl District achieved occupancy of over 60% and produced RevPAR of approximately $105.

Following these acquisitions, the Apple Hospitality portfolio includes 219 hotels with 28,747 guest rooms geographically diversified throughout 36 states.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 219 hotels with more than 28,700 guest rooms located in 86 markets throughout 36 states. Concentrated with industry-leading brands, the Company’s portfolio consists of 94 Marriott-branded hotels, 119 Hilton-branded hotels, four Hyatt-branded hotels and two independent hotels. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, the speed of the vaccine distribution, the efficacy, acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for additional hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, the slowing or potential rollback of “reopenings” in certain states, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties and redeploy proceeds; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of COVID-19 or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Any forward-looking statement that the Company makes speaks only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804‐727‐6321

kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.